SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2003

MISSISSIPPI CHEMICAL CORPORATION
(Exact name of Registrant as specified in its charter)

Mississippi (State or other jurisdiction of incorporation)	001-12217 (Commission File Number)	64-0292638 (I.R.S. Employer Identification Number)
3622 Highway 49 East Yazoo City, Mississippi (Address of principal executive offices)		39194 (Zip code)

Registrant's telephone number, including area code: (662) 746-4131
Not Applicable

(Former name or former address, if changed since last report)

Item 3. Bankruptcy or Receivership.

          On May 15, 2003, Mississippi Chemical Corporation (the "Company") and its subsidiaries Mississippi Chemical Company, L.P., Mississippi Nitrogen, Inc., MissChem Nitrogen, L.L.C., Mississippi Chemical Management Company, Mississippi Phosphates Corporation, Mississippi Potash, Inc., Eddy Potash, Inc., Triad Nitrogen, L.L.C., and Melamine Chemicals, Inc. (the Company and such subsidiaries collectively referred to herein as the "Debtors") filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of Mississippi (Case No. 03-02984 WEE) (the "Bankruptcy Proceeding"). The Company's joint ventures, Farmland MissChem Limited, FMCL Limited Liability Company, and Houston Ammonia Terminal, L.P., as well as the Company's foreign subsidiaries, are not included in the Bankruptcy Proceeding. The Debtors remain in possession of their assets and properties, and the Debtors continue to operate their businesses and manage their properties as "debtors-in-possession" pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code.

          The Company did not make the May 15, 2003 semiannual interest payment due on its 7¼% senior notes due November 15, 2017 (the "Senior Notes").

          On May 15, 2003, the Company issued a press release regarding the Bankruptcy Proceedings referenced in this Item 3. A copy of such press release is included as Exhibit 99.1 to this Current Report.

Item 9. Regulation FD Disclosure.

          The Company entered into confidentiality agreements with three holders of its Senior Notes (the "Noteholders") on March 14, 2003, in connection with a possible restructuring of the Senior Notes (the "Confidentiality Agreements"). The Confidentiality Agreements covered materials provided to the Noteholders including, without limitation, financial projections regarding the Company that previously had not been publicly disclosed. The Confidentiality Agreements, as amended, provide that the Company will publicly disclose, by no later than May 16, 2003, all materials provided to the Noteholders under the Confidentiality Agreements the non-disclosure of which would impose securities trading restrictions on the Noteholders under Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 enacted thereunder. Pursuant to this disclosure obligation in the Confidentiality Agreements, attached hereto as Exhibit 99.2 is a summary of the financial projections provided to the Noteholders (the "Company Projections"), which constitute all materials provided to the Noteholders the nondisclosure of which would impose such a trading restriction. These materials are deemed to be furnished pursuant to this Item 9 and shall not be deemed "filed" under the Securities Exchange Act of 1934.

          The Company does not, as a matter of course, disclose projections as to product prices, natural gas prices, revenues, earnings, EBITDA or other income statement data. The Company cautions investors and potential investors regarding placing any reliance on the Company Projections because the Company Projections were not prepared for the purpose of providing a basis for an investment decision relating to any of the securities of the Company. The Company Projections have not been examined, reviewed or compiled by the Company's independent auditors and, accordingly, the Company's independent auditors have not expressed an opinion or any other assurance on the Company Projections. As a result, the Company believes the substance and format of the Company Projections do not allow meaningful comparison with the Company's regular publicly disclosed financial information. Because the estimates and assumptions underlying the Company Projections are inherently subject to significant economic and competitive uncertainties and contingencies, which are difficult or impossible to predict accurately and are beyond the control of the Company, there can be no assurance that results set forth in the Company Projections will be realized. It is expected that there will be differences between actual and projected results and actual results may be materially higher or lower than those set forth in the Company Projections. Further, there can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the Company Projections are complete.

          The financial projections summarized in the Company Projections attached hereto as Exhibit 99.2 were provided to the Noteholders on March 19, 2003. Thus, the Company Projections attached hereto as Exhibit 99.2 do not reflect intervening events or circumstances. In particular, the projections were based on a number of underlying assumptions that may no longer be reasonable. For example, the Company's operating results are highly dependent on natural gas prices, which are and have been extremely volatile, and the Company's product prices have varied widely. As a result, the Company Projections may not reflect the current outlook for the Company's performance.

          The Company Projections contain forward-looking statements regarding the Company that involve risks and uncertainties. All information contained in the Company Projections, other than information of historical facts, including information regarding the Company's future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things:

   the ability of the Company to operate pursuant to the terms of the debtor-in-possession financing facility;
  operating constraints, costs and uncertainties associated with the Bankruptcy Proceeding;
  the ability of the Company to develop, prosecute, confirm and consummate a plan of reorganization with respect to the Chapter 11 cases;
  the ability of the Company to receive trade credit;
  the ability of the Company to maintain contracts that are critical to its operations;
  changes in matters which affect the global supply and demand of fertilizer products and industrial chemicals;
  the volatility of the natural gas market;
  a variety of conditions in the agricultural industry such as grain prices, planted acreage, projected grain stocks, U.S. government policies, weather, and changes in agricultural production methods;
  possible unscheduled plant outages and other operating difficulties;
  price competition and capacity expansions and reductions from both domestic and international competitors;
  foreign government agricultural policies (in particular, the policies of the governments of India and China regarding fertilizer imports);
  the relative unpredictability of international and local economic conditions;
  the relative value of the U.S. dollar;
  regulations regarding the environment and the sale and transportation of fertilizer products;
  the continuing efficacy of unfair trade remedies;
  the outcome of pending unfair trade remedy (antidumping) cases; and
  other risks and uncertainties as described in the Company's Form 10-K for the year ended June 30, 2002, and Form 10-Qs for the quarters ended September 30 and December 31, 2002.

        In light of these risks, uncertainties and assumptions, the Company's actual risks could differ materially from those reflected, anticipated or implied in the Company Projections.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Press release, dated May 15, 2003.
99.2	Company Projections.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                    MISSISSIPPI CHEMICAL CORPORATION
                                                                                    By: /s/ Timothy A. Dawson
                                                                                    Name: Timothy A. Dawson
                                                                                    Title: Senior Vice President and Chief Financial Officer

Date: May 16, 2003

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press release, dated May 15, 2003.
99.2	Company Projections.